Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Quarterly Report of MGT Capital Investments, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2019	By:	/s/ Robert B. Ladd
Robert B. Ladd
President and Chief Executive Officer
(Principal Executive Officer)

Date: November 14, 2019	By:	/s/ Robert S. Lowrey
Robert S. Lowrey
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)